UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2018

AMERICAN CAPITAL SENIOR FLOATING, LTD.

(Exact Name of Registrant as Specified in Charter)

Maryland	814-01025	46-1996220
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

245 Park Avenue, 42nd Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Final Liquidating Distribution

On September 10, 2018, American Capital Senior Floating, Ltd. (the “Company”) announced that, in connection with the Plan of Complete Liquidation and Dissolution of the Company (the “Plan”), the Company’s Board of Directors (the “Board”) approved a final liquidating distribution of $3.69 per share (such distribution, the “Final Liquidating Distribution”). The Final Liquidating Distribution will be payable on or about September 18, 2018 to the Company’s stockholders of record as of the close of business on September 11, 2018 (the “Record Date”). The Company does not expect to make any further distributions beyond the Final Liquidating Distribution. The Company has instructed its transfer agent, Computershare Trust Company, N.A., to close the Company’s stock transfer records and to no longer recognize or record any transfers of shares of the Company’s common stock after the close of business on the Record Date.  The Company further expects to be legally dissolved in accordance with Maryland law promptly following payment of the Final Liquidating Distribution.

On August 27, 2018, the Company previously made a liquidating distribution to its stockholders of $8.80 per share (the “Initial Liquidating Distribution”). The aggregate amount to be received by stockholders in connection with the liquidation will be $12.878 per share (includes (a) the cumulative dividends already paid in May, June, July and August of 2018 of $0.388 per share, (b) the Initial Liquidating Distribution of $8.80 per share and (c) the Final Liquidating Distribution of $3.69 per share), representing 98% of the Company’s net asset value per share as of March 31, 2018 of $13.11.

On September 10, 2018, the Company issued a press release announcing the approval of the Final Liquidating Distribution in connection with the Plan. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements

This Form 8-K and the accompanying press release contain forward-looking information and statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “confident,” “may,” “should,” “can have,” “likely,” “future” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. Forward-looking statements are not guarantees of performance or results, and involve known and unknown risks, uncertainties (some of which are beyond the Company’s control), assumptions and other factors that may cause actual results or events to differ materially from those anticipated in such forward-looking statements. Should one or more of these risks or uncertainties materialize, the Company’s actual results may vary in material respects from those projected in any forward-looking statements. Any forward-looking statement made by the Company in this Form 8-K or the accompanying press release speaks only as of the date on which it is made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated, September 10, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
Date: September 10, 2018

	By:	/s/ Penni F. Roll
	Name:	Penni F. Roll
	Title:	Chief Financial Officer